UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2011
Oppenheimer Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12043	98-0080034
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)
125 Broad Street
New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)
(212) 668-8000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 6, 2011, Oppenheimer Holdings Inc. (the “Company”) and the Company’s subsidiaries, E.A. Viner International Co. and Viner Finance Inc. (together, the “Subsidiary Guarantors”), entered into a Purchase Agreement (the “Purchase Agreement”) with several initial purchasers named therein, relating to the sale by the Company of $200 million aggregate principal amount of the Company’s 8.75% Senior Secured Notes due 2018 at an issue price of 100% (the “Notes”).
     The Notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be guaranteed on a senior secured basis by the Subsidiary Guarantors. The Notes will be secured by a first-priority security interest in substantially all of the Company’s and the Subsidiary Guarantors’ existing and future tangible and intangible assets. Subject to customary closing conditions, the sale of the Notes is expected to close on or about April 12, 2011.
     The purchase agreement contains customary representations, warranties and agreements by the Company and the Subsidiary Guarantors. In addition, the Company and the Subsidiary Guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities. Furthermore, the Company and the Subsidiary Guarantors have agreed with the initial purchasers not to offer or sell any similar debt securities for a period of 90 days after the closing date without the prior written consent of the representative of the initial purchasers. The Company will use the net proceeds from the offering of the Notes to refinance (i) $22.5 million outstanding as of December 31, 2010 under its Secured Credit Note and (ii) all amounts outstanding under its $100.0 million Subordinated Note. The remaining net proceeds of this offering will be used for general corporate purposes.
Item 8.01 Other Events.
     On April 6, 2011, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release issued April 6, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.
By:	/s/ E.K. Roberts
	Name:	E.K. Roberts

	Title:	President and Treasurer (Duly Authorized Officer and Principal Financial Officer)

Date: April 6, 2011.

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release issued April 6, 2011.